SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of
                          the Securities Exchange Act of 1934
                                (Amendment No.      )


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                        STATE STREET BOSTON CORPORATION
               _________________________________________________
                (Name of Registrant as Specified in its Charter)


                   ___________________________________________
                    (Name of Person(s) Filing Proxy Statement)


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     act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

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[ ]  Check box if any part of the fee is offset as provided by
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Notes:  The fee was wired to Mellon Bank account on 3/10/94.